UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________
FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 26, 2018

StoneMor Partners L.P.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-32270	80-0103159
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

3600 Horizon Boulevard Trevose, Pennsylvania	19053
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (215) 826-2800
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On July 26, 2018, the Board of Directors of StoneMor GP LLC ratified the appointment of Leo J. Pound to serve as its Interim Strategic Executive and the terms on which Mr. Pound would be compensated for his services in that role and in his previous role as interim Chief Executive Officer of StoneMor GP LLC. On July 26, 2018, StoneMor GP LLC entered into an agreement with Mr. Pound (the “Pound Agreement”) setting forth such compensation terms and his duties as Interim Strategic Executive. Under the agreement, Mr. Pound became entitled to receive a monthly fee of $50,000 for service as Interim Chief Executive Officer, retroactive to his commencement of service in that position. The agreement also provided for a $200,000 bonus for his services in negotiating the terms of the Sixth Amendment and Waiver of the Partnership’s revolving credit facility and a payment of $250,000, to be made on October 18, 2018, for his service as Interim Chief Executive Officer. Upon his resignation as Interim Chief Executive Officer on July 18, 2018, Mr. Pound’s term as Interim Strategic Executive commenced, and he will continue in that capacity through September 30, 2018. The agreement outlines the specific strategic initiatives for which Mr. Pound will be responsible in that capacity, which focus primarily on enhancing the Partnership’s financial management and improving its cash flow. For his service as Interim Strategic Executive, Mr. Pound will receive a monthly fee of $50,000 and a payment of $250,000 on January 18, 2019.
The foregoing summary of the Pound Agreement is not intended to be complete and is qualified in its entirety by reference thereto, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits
(d)    Exhibits.

Exhibit Number	Description
10.1	Agreement dated July 26, 2018 by and between StoneMor GP LLC and Leo J. Pound.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 30, 2018	STONEMOR PARTNERS L.P. By: StoneMor GP LLC its general partner
By: /s/ Mark L. Miller Mark L. Miller Chief Financial Officer and Senior Vice President